IBERIABANK Corporation™

# Investor Presentation

## STI/Robinson-Humphrey Conference

Atlanta, GA

*September 24, 2002*

In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Acadiana Bancshares, Inc., without charge, at the SEC's web site at HTTP://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: Investor Relations, IBERIABANK Corporation, 2110 Pinhook Road, Lafayette, LA, 70508, Phone: (337) 267-4458 extension 4708.

IBERIABANK Corporation and its directors and executive officers may be deemed to be "participants in the solicitation" of shareholders of Acadiana Bancshares, Inc., in connection with the proposed transaction. Information concerning directors and executive officers and their direct or indirect interests, by security holdings or otherwise, can be found in the definitive proxy statement of IBERIABANK Corporation filed with the SEC on March 22, 2002.

This communication is not an offer to purchase shares of Acadiana Bancshares, Inc., nor is it an offer to sell shares of IBERIABANK Corporation common stock, which may be issued, in any proposed merger with Acadiana Bancshares, Inc. Any issuance of IBERIABANK Corporation common stock in any proposed merger with Acadiana Bancshares, Inc. would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

IBERIABANK Corporation

# Presentation Outline

- Background
- Growth Features
- Risk/Return Features
- Investment Perspective
- Summary

# Forward Looking Statements

## Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company's periodic filings with the SEC.

# IBERIABANK Background

IBERIABANK Corporation

# Background
## IBERIABANK Overview

- One Of Oldest Banks In LA - March 12, 1887
- Mutual Thrift Until IPO In 1995
- Converted To Bank Charter in 1997
- Acquired Branches From FCOM in 1998
- New Leadership Team In Place In Late 1999
- New Strategic Direction Set 2 Years Ago
- High Performance Expectations

# Background
## IBERIABANK Overview

- $1.5 Billion One-Bank Holding Company
- 3rd Largest Independent BHC In Louisiana
- Market Capitalization Of Over $230 Million
- 40 Offices Serving Acadiana, New Orleans, and Northeast Louisiana
- Excellent Geographic Diversification
- Commercial Bank With A Relationship Focus

IBERIABANK Corporation

# Background

## Markets We Serve



LINCOLN
OUACHITA
BATON ROUGE
LAFAYETTE
ACADIA
ST. MARTIN
IBERIA
VERMILION
ORLEANS
JEFFERSON
PRE-ACQUISITION BRANCHES
ACQUIRED FCOM BRANCHES

IBERIABANK Corporation

# Background
## Deposit Market Share

(6/30/01 Data)

| Parish | # of Offices | Deps. ($mm) | Dep Mkt Share | Mkt. Rank | Total Parish |
|---|---|---|---|---|---|
| Lafayette | 13 | $ 385 | 15.3% | 2 | $ 2,510 |
| Iberia | 4 | 298 | 31.7% | 1 | 941 |
| Acadia | 2 | 42 | 7.4% | 6 | 573 |
| St. Martin | 1 | 11 | 3.2% | 7 | 353 |
| Vermilion | 2 | 33 | 5.0% | 8 | 662 |
| Acadiana Area | 22 | 769 | 15.3% | 2 | 5,038 |
| Ouachita | 8 | 159 | 8.7% | 4 | 1,833 |
| Lincoln | 2 | 60 | 11.6% | 5 | 517 |
| Monroe Area | 10 | 219 | 9.3% | 3 | 2,350 |
| Jefferson | 7 | 215 | 4.0% | 8 | 5,371 |
| Orleans | 1 | 15 | 0.2% | 21 | 8,225 |
| New Orleans Area | 8 | 230 | 1.7% | 10 | 13,596 |

# Background

## Our Unique Position

| | LA ($mm) | LA %Total |
|---|---|---|
| HIB | $ 10,646 | 88% |
| ONE | 9,221 | 16% |
| WTNY | 4,124 | 77% |
| RGBK | 3,429 | 12% |
| ASO | 1,461 | 6% |
| **IBKC** | **1,238** | **100%** |
| HBHC | 1,132 | 41% |
| UPC | 677 | 3% |
| BXS | 304 | 4% |

**Louisiana BHCs:** ***Interested Elsewhere***

Non-Louisiana BHCs: *Small Part of Franchise*

IBKC: *Uniquely Louisiana*

Below $500mm: *Drops Off Significantly*

# Growth Features

# Growth Features
## Loan Portfolio Transformation


Commercial
3%
Consumer
13%
Mortgage
84%

4Q 1995

Loans: $403 Million


Consumer
41%
Mortgage
20%
Commercial
39%

2Q 2002

Loans: $973 Million

# Growth Features

## Deposit Base Transformation

4Q 1995



DDA
2%
NOW
7%
Savings/
MMkt 18%
CDs
73%

Deposits: $445 Million

2Q 2002



DDA
12%
NOW
21%
CDs
41%
Savings/
MMkt 26%

Deposits: $1.2 Billion

# Growth Features

## Net Interest Margin (T/E)


Tax-Equivalent Net Interest Margin
4.60%
4.50%
4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.95%
3.99%
3.99%
3.88%
3.96%
4.11%
4.03%
4.33%
4.41%
4.58%
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

# Growth Features
## Book Value Per Share


Book Value Per Share
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$18.23
$18.92
$19.17
$18.62
$18.65
$19.02
$19.80
$20.99
$21.86
$22.22
$22.74
$23.03
$23.55
$24.38
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

# Growth Features

## Profitability - Quarterly EPS



Core EPS
IBES Est. EPS
Fully-Diluted EPS
$0.76
$0.72
$0.68
$0.64
$0.60
$0.56
$0.52
$0.48
$0.44
$0.40
$0.36
$0.44
$0.45
$0.45
$0.44
$0.48
$0.46
$0.51
$0.50
$0.56
$0.53
$0.57
$0.56
$0.57
$0.56
$0.58
$0.58
$0.59
$0.59
$0.63
$0.62
$0.72
$0.72
$0.75
$0.73
$0.75
$0.76
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02

- FAS 142 Impact of $0.08 Per Quarter (Beginning 1Q02)

IBERIABANK Corporation

# Growth Features

## Building Platform For Growth

- Strategic Hires In Each Market
- Simplifying Product Set
- New Telephone System
- New Routers/Servers
- New Desktops/Laptops
- Distribution Additions And Improvements
- Operational Staff Improvements
- Set-Up Advisory Boards In Nearly All Markets
- Continued Expense Management Discipline

# Risk/Return Features

# Risk Features

## Credit Risk Statistics

| | 12/31/1997 | 6/30/2002 |
|---|---|---|
| 30+ Days Past Due | 2.25% | 0.72% |
| Allowance | $5,163,000 | $11,770,000 |
| Quarterly Provision | $310,000 | $1,798,000 |
| Loan Loss Reserve / Loans | 0.78% | 1.21% |
| Net C/O's* / Loans | 0.07% | 0.42% |
| Reserve Coverage Of NPAs | 2.56 | 1.37 |

* YTD 2002 Net Charge-Offs Is An Annualized Ratio

# Risk Features
## Interest Rate Risk

| | -200 bps | -100 bps | Base Case | +100 bps | +200 bps |
|---|---|---|---|---|---|
| Change In NII | 3% | 1% | 0% | -3% | -8% |
| Change in EVE | 3% | 0% | 0% | -7% | -13% |

- New ALCO Model - Still Work In Progress
- Limited Inherent Interest Rate Risk
- Relatively Few Fixed Mortgages (9% Of Total)
- Time Deposits Only 41% Of Total Deposits
- Short Bond Portfolio (2 yrs); No Extension
- Invested Some Of Excess Liquidity

# Return Features

## Toward Financial Goals

### 3-5 Year Goals

- Focus: Core Profitability
- 13% to 15% ROE In 3-5 Years
- Tangible Efficiency <50%
- Annual Growth Throughout:
  - Loans: 7% to 10%
  - Deposits: 2% to 4%
  - EPS: Double-Digit



Recurring ROE
14.00%
12.00%
11.00%
10.00%
11.03%
11.01%
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02



Tangible Efficiency Ratio
70.0%
64.0%
62.0%
60.0%
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

IBERIABANK Corporation

# Return Features

## EPS "Comfort Ranges"

| Year | EPS Range | Actual | % Change |
|---|---|---|---|
| 2000 | $2.10-2.15 | $2.12 | +18% |
| 2001 | $2.36-2.41 | $2.36 | +11% |
| For 2002: | | | |
| Ex-Fas142 | $2.60-2.65 | -- | +10% to 12% |
| W/ FAS142 | $2.93-2.98 | -- | +24% to 26% |

- 2002 Average Analyst Estimate = $2.97 (+26%)

# Return Features

## IBKC Stock Price – 2000-2002



Stock Price % Change
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
Year 2000
Year 2001
YTD 2002
-10%
-11%
-26%
-6%
-5%
-20%
-4%
3%
-21%
15%
11%
2%
58%
27%
42%
S&P500
Dow Jones
Russell 2000
NASDAQ Bank
IBERIABANK

# Investment Perspective

# 2002 P/E Ratio


IBKC:
13.1x
P/E Ratio For 2002 (x)
36.0
32.0
28.0
24.0
20.0
16.0
12.0
8.0
4.0
BBX
BKUNA
IBKC
FFCH
CBMD
MSBK
SBCF
ALAB
UCBI
CCBG
FLBK
REPB

Source: Bloomberg; STI-RH Presenters

# 2003 P/E Ratio



22.0
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
P/E Ratio For 2003 (x)
IBKC:
11.9x
BBX
BKUNA
CBMD
IBKC
FFCH
MSBK
UCBI
SBCF
ALAB
CCBG
FLBK
REPB

Source: Bloomberg; STI-RH Presenters

# Market-to-Book Ratio



Market-To-Book Ratio (%)
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
IBKC:
1.60x
BBX
BKUNA
FLBK
REPB
IBKC
CBMD
CCBG
FFCH
SBCF
ALAB
UCBI
MSBK

Source: Bloomberg; STI-RH Presenters

IBERIABANK Corporation

# Investment Perspective
## Improved Analyst Coverage

- **STI-RH:** "Outperform"
- **Stephens:** "Overweight - Improving"
- **Stifel Nicolaus:** "Buy"
- **Friedman Billings:** "Buy"
- **Morgan Keegan:** "Outperform"
- **Sterne Agee:** "Strong Buy"
- **Midwest Research:** "Buy"
- **KBW:** "Outperform"

# Merger Proposal
## Acadiana Bancshares, Inc.

# Merger Proposal

## Company Overview

- $313mm Savings Bank Founded In 1900
- IPO In July 1996 At $12.00 (Symbol "ANA")
- Insiders Control About 50% Of The Stock
- 5 Offices In Lafayette And New Iberia
- ROA = 0.77%, ROE = 8.74%, Effic. Ratio = 70%
- Mortgage Loans = 57% Of Total Loans, Time Deposits = 69% Of Total Deposits
- Minimal Credit Risk And Interest Rate Risk

# Merger Proposal

## Deal Overview

- $39.38 In Value Per ANA Share
- 20% Cash/80% Stock With 15% Pricing Collar
- One-Time Costs of $5-$6mm
- Synergies of 50% of ANA Expense Base
- New Corporate Headquarters In ANA Building
- No Board Seats; Only One Contract (1-Year)
- Accretive To EPS Around 1%-To-2%, Excluding Merger Related Costs And 3%-To-4% On Cash EPS

IBERIABANK Corporation

# Merger Proposal

## Deal Overview (Continued)

- Lower Tier 1 Leverage Ratio By 63 bps To 7.08%; Share Repurchase In Place
- IRR In Mid-To-High Teens
- Purchase Price Multiples:
  - Market-To-Book (And Tangible) = 166%
  - Price-To-12-Month Earnings = 19.2x
  - Deposit Premium = 11.5%
  - Premium Over Current Market = 64%

# Merger Proposal

## Summary Of Merger

- Compelling Synergies—Cross-town HQs
- Solid #2 Market Share With Excellent Distribution System
- Excellent Returns For Shareholder Of Both Companies
- Provides Diversity--Retail Shareholders
- Excellent Asset Quality; Relatively Low Interest Rate Risk
- Our View: Low Risk & Moderate Return Deal

IBERIABANK Corporation

# Summary Of IBKC

- Large Bank Resources & Small Bank Agility
- Relationship Focused, Not Transaction
- Taking Market Share From Competitors
- Reducing Risk Posture; Balanced Growth
- Turnaround - On Target – 2 ½ Years Into Plan
- EPS/Stock Price Growth - Shareholder Focus
- Building A Solid Platform For Future Growth
- Momentum Continues To Build In Each Market
- Exceptional Acquisition Announced

IBERIABANK

An Independent Louisiana Bank™

# Appendix A

# Background

## Markets - Acadiana

- Trade Area Of About 600,000
- Record Retail Sales In 2001 & 2002
- Record Home Sales In 2001 & 2002
- Construction – 3rd Best Year
- Lafayette Unemployment Rate = 4.1% (4th)
- Lafayette Had Largest Job Growth In The State
- 3rd Highest Per Capita Income In The State (2000)
- Inc. Magazine: 13th Best US City To Start/Grow Business
- Milken Institute: 44th In Relative Output Growth in 1990's


ACADIANA
BATON ROUGE

# Background

## Markets – North Louisiana

- Trade Area Of About 300,000
- Regional Hub For Commerce, Health Care, Transportation
- Major Employers: Chase Manhattan Mtg., State Farm, CenturyTel
- Consistent, Steady Employment Performance
- Ouachita Parish Unemployment Rate = 4.5% (6th); Lincoln Parish = 4.5% (7th)
- Ouachita – 12th Highest Per Capita Income; Lincoln Parish – 24th Highest in The State


MONROE/RUSTON
BATON ROUGE

# Background
## Markets – New Orleans

- Trade Area Of About 1.5 Million
- Tourism Holding Up Well
- Port; Strong Military Presence
- Awarded Hornets NBA Team
- Excellent Commercial Middle Market
- Jefferson Parish Unemployment Rate = 4.4% (5th); Orleans Parish = 6.0% (17th)
- Jefferson Parish Per Capita Income 2nd Highest In The State; Orleans Parish is 6th Highest



NEW ORLEANS
BATON ROUGE

# Appendix B

IBERIABANK Corporation



# DARYL BYRD

## President & Chief Executive Officer

**1981 • Trust Company Bank, Atlanta**
Banking Officer, Corporate Banking

**1983 • First National Bank of South Carolina**
Vice President, Commercial Lending Officer

**1984 • BB&T (North Carolina)**
Vice President, Business Services Manager
Commercial Lending Officer

**1985 • FNB-Lafayette (First Commerce Corp.)**
Executive Vice President, Corporate Banking Manager

**1990 • Rapides Bank & Trust (First Commerce Corp.)**
President & CEO

**1992 • First National Bank of Commerce, New Orleans**
Executive Vice President in charge of the commercial bank and mortgage banking groups.

Managed the strategic development for multiple businesses and had responsibility for other business lines and support functions.

**1998 • Bank One Louisiana**
President and CEO New Orleans Region

IBERIABANK Corporation

# MICHAEL BROWN

## New Orleans President; Chief Credit Officer



**1987 • Wachovia Bank**

Treasury Services Representative and Assistant Vice President

Vice President and Relationship Manager - Managed all aspects of bank relationships with Fortune 500 clients in Texas and Louisiana.

Loan Administration Manager - Managed the loan administration and credit policy functions for the Midwest and Chicago credit portfolios.

**1996 • First Commerce Corporation, New Orleans**

Senior Vice President, Manager of Credit and Client Services - Re-engineered and managed consumer and commercial credit processes.

**1998 • Bank One Louisiana**

Chief Credit Officer for the Commercial Line of Business in Louisiana

Capital Markets Specialist - Responsible for the sale of capital market products and served as corporate finance advisor to the bank's client base.

**Chartered Financial Analyst (CFA)**



# JOHN DAVIS

## Finance And Retail Strategy



**1983 • BB&T (NC)**

Senior Vice President and Manager of the Financial Planning Department

Responsible for mergers and acquisitions, strategic planning, and budgeting.

**1993 • First Commerce Corporation, New Orleans**

Senior Vice President

Responsibilities included mergers and acquisitions, corporate finance, and President of Marquis Insurance Agency.

**1997 • Crestar Financial Corporation (VA)**

Corporate Senior Vice President

Responsibilities included strategic planning, forecasting, and budgeting for the corporation.

**Chartered Financial Analyst (CFA)**



IBERIABANK Corporation

# MARILYN BURCH

## Executive Vice President & Chief Financial Officer



**1973 • First Commerce Corporation, New Orleans**

Accounting Supervisor

**1978 • Reamco, Lafayette**

Manager of Accounting

**1980 • American Bank, Lafayette**

Vice President and Controller

**1985 • FNB-Lafayette (First Commerce Corp.)**

Senior Vice President and Controller

**1999 • IBERIABANK**

Senior Vice President and Controller

**Certified Public Accountant (CPA)**

IBERIABANK Corporation

# GEORGE BECKER

## Secretary; Technology & Operations



**1973 • First National Bank of Commerce, New Orleans**

Vice President and Controller - Managed the bank's accounting, budgeting, planning, systems, and asset/liability management activities.

**1983 • First National Bank of Lafayette**

Executive Vice President and Chief Financial Officer Managed all financial and administrative areas, as well as Investments, Brokerage Services and Private Banking area.

**1989 • Rapides Bank & Trust Company**

Executive Vice President - Managed all financial and administrative areas, Investments, Brokerage Services, Private Banking, as well as the Mortgage and Retail areas.

**1991 • First Commerce Corporation, New Orleans**

Senior Vice President - Strategic Management Information Systems and Automation activities state-wide.

**1997 • Bank One Louisiana**

Worked on various special acquisition related projects.



**Certified Public Accountant (CPA)**